UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3121

EquiTrust Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA	50266-5997
(Address of principal executive offices)	(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code: 515/225-5400

Date of fiscal year end: July 31, 2009

Date of reporting period: January 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

EquiTrust Money Market Fund, Inc.

Semi-Annual Report January 31, 2009

5400 University Avenue

West Des Moines, IA 50266

1-877-860-2904

1-515-225-5586

www.equitrust.com

This report is not to be distributed unless preceded or accompanied by a current prospectus.

Shareholder Account Access now available at www.equitrust.com

737-127(09)

Dear Shareholder:

Economic data has continued to deteriorate significantly with labor, housing, and consumer spending remaining weak. Consumers and businesses alike continue to face difficulty in borrowing with only the most credit worthy borrowers gaining access to long term debt. The Federal Reserve Chairman Ben Bernanke has indicated that he believes a depression has been ‘averted’ through the many government programs in place. While the Chairman believes the current recession may subside as early as late 2009, he notes that marked recovery is unlikely to happen until 2010.

The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Fed Funds rate, or overnight lending rates between banks. These rates have been lowered to 0.00 to 0.25% thru January 31 st, 2009. The market is currently anticipating the Fed will continue to hold rates at the current range during the first half of 2009. The securities held in money market funds are expected to stay at historically low levels in the near term given the investor preference for high quality investments in an uncertain economic environment as well as the near zero target Fed Funds rate. The EquiTrust Money Market Fund had a 7-day yield of 0.10% on January 30th, 2009.

Money market funds play an important role in any portfolio. Investors may participate in movements in rates immediately due to the short maturities of the investments. They also offer a safe and liquid haven for short-term investments and emergency cash reserves. The liquidity of money market funds allows an investor the opportunity to transfer into a portfolio of stock and bond funds using dollar cost averaging techniques.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and maintain that investment. Thank you for your continued support of the Fund.

Craig A. Lang

President

March 19, 2009

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money in the Fund.

Past performance is not a guarantee of future results.

EQUITRUST MONEY MARKET FUND, INC.

January 31, 2009

Portfolio Holdings by Asset Type

*	This category includes cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on August 1, 2008 and held until January 31, 2009.

Actual Expenses –

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

Hypothetical Example for Comparison Purposes –

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

EquiTrust Money Market Fund

	Beginning Account Value 8/1/2008	Ending Account Value 1/31/2009	Expenses Paid During Period* 8/1/2008 - 1/31/2009
Actual	$1,000	$1,002.53	$5.66
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.70

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2009

(Unaudited)

ASSETS
Investments in securities, at value (equivalent to amortized cost)	$15,343,720
Cash	396,219
Receivables:
Accrued interest	142
Fund shares sold	25,738
Prepaid expenses and other assets	164

Total Assets	15,765,983

LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	15,546
Payable for fund shares redeemed	34,742
Accrued expenses	26,100

Total Liabilities	76,388

NET ASSETS	$15,689,595

ANALYSIS OF NET ASSETS
Capital stock (500,000,000 shares authorized, $0.001 par value)	$15,689
Paid-in capital	15,673,906

NET ASSETS	$15,689,595

Shares issued and outstanding as of January 31, 2009	15,689,595
NET ASSET VALUE PER SHARE	$1.000

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2009

(Unaudited)

INVESTMENT INCOME
Interest	$149,028
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	22,657
Shareholder service, transfer and dividend disbursing agent fees	31,389
Accounting fees	4,531
Custodian fees	21,021
Professional fees	5,115
Directors’ fees and expenses	15,529
Reports to shareholders	6,391
Registration fees	4,906
Miscellaneous	19,171

Total Expenses	130,710
Waiver of fees	(28,015)
Fees paid indirectly	(518)

Net Expenses	102,177

Net Increase in Net Assets Resulting from Operations	$46,851

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2009 (Unaudited)	Year Ended July 31, 2008
OPERATIONS
Net investment income	$46,851	$432,391

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income	(46,851)	(432,391)

CAPITAL SHARE TRANSACTIONS	(1,292,538)	(554,833)

Total Decrease in Net Assets	(1,292,538)	(554,833)

NET ASSETS
Beginning of period	16,982,133	17,536,966

End of period	$15,689,595	$16,982,133

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS

January 31, 2009

(Unaudited)

	Annualized Yield on Purchase Date	Principal Amount	Value

SHORT-TERM INVESTMENTS (97.80%)
COMMERCIAL PAPER (8.45%)
NONDEPOSITORY INSTITUTIONS (5.10%)
General Electric Capital Corp., due 03/09/09	0.180%	$400,000	$400,000
General Electric Capital Corp., due 03/10/09	0.180	400,000	400,000

			800,000
PETROLEUM AND COAL PRODUCTS (3.35%)
Chevron Corp., due 02/06/09	0.110	250,000	250,000
Chevron Corp., due 04/20/09	0.280	275,000	275,000

			525,000

Total Commercial Paper (Cost $1,325,000)			1,325,000

UNITED STATES GOVERNMENT AGENCIES (89.35%)
Federal Home Loan Bank, due 02/23/09	0.101	825,000	824,947
Federal Home Loan Bank, due 02/26/09	0.101	825,000	824,940
Federal Home Loan Bank, due 03/04/09	0.193	1,500,000	1,499,747
Federal Home Loan Bank, due 03/05/09	0.233	250,000	249,947
Federal Home Loan Bank, due 03/16/09	1.447	1,000,000	998,258
Federal Home Loan Bank, due 03/20/09	0.284	250,000	249,907
Federal Home Loan Bank, due 05/27/09	0.254	1,600,000	1,598,711
Federal Home Loan Mortgage Corp., due 02/17/09	0.152	650,000	649,954
Federal Home Loan Mortgage Corp., due 02/27/09	0.086	1,200,000	1,199,924
Federal Home Loan Mortgage Corp., due 03/02/09	1.119	350,000	349,678
Federal Home Loan Mortgage Corp., due 04/22/09	0.340	2,000,000	1,998,492
Federal National Mortgage Assoc., due 02/02/09	0.507	300,000	299,992
Federal National Mortgage Assoc., due 02/11/09	0.507	200,000	199,969
Federal National Mortgage Assoc., due 02/17/09	0.152	600,000	599,958
Federal National Mortgage Assoc., due 02/18/09	0.162	1,000,000	999,920
Federal National Mortgage Assoc., due 03/13/09	0.183	425,000	424,913
Federal National Mortgage Assoc., due 03/23/09	0.112	500,000	499,922
Federal National Mortgage Assoc., due 05/18/09	0.294	300,000	299,741
Federal National Mortgage Assoc., due 05/26/09	0.254	250,000	249,800

Total United States Government Agencies (Cost $14,018,720)			14,018,720

Total Short-Term Investments (Cost $15,343,720)			15,343,720

OTHER ASSETS LESS LIABILITIES (2.20%)
Cash, receivables, prepaid expense and other assets, less liabilities			345,875

Total Net Assets (100.00%)			$15,689,595

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS

January 31, 2009

(Unaudited)

1.	Significant Accounting Policies

Organization

EquiTrust Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company or mutual fund.

Security Valuation

The Fund values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

Income and Investment Transactions

The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis. Discounts on investments purchased are amortized over the life of the respective investments.

Distributions to Shareholders

All of the Fund’s net investment income and any realized gains on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. At the discretion of the Board of Directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

New Accounting Pronouncements

Effective August 1, 2008, the Fund adopted Statement on Financial Accounting Standards (Statement) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. See Note 4, “Fair Value”, for detailed information regarding fair value measurements.

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes. As of January 31, 2009, the Fund is not aware of any uncertain tax positions. The Fund is no longer subject to U.S. federal, state and local income tax examinations by authorities for tax years prior to 2006.

At January 31, 2009, the components of net assets on a tax basis were the same for financial reporting purposes.

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Management Contract and Transactions with Affiliates (continued)

Investment are as follows: (1) investment advisory and management fees, which are based on the Fund’s average daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by EquiTrust Investment, plus an annual per account charge of $9.03; and (3) accounting fees, which are based on the Fund’s average daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

EquiTrust Investment voluntarily waived a portion of investment advisory and management fees, transfer agent fees, accounting fees, custodial fees, and miscellaneous fees. The fees waived totaled $6,037, $12,889, $814, $4,908 and $3,367, respectively, for the period ended January 31, 2009.

Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At January 31, 2009, FBL Financial Group, Inc. and its affiliated companies owned 1,460,082 shares (9.31%) of the Fund.

4.	Fair Value

As discussed in Note 1, Statement No. 157, “Fair Value Measurements,” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities on the measurement date
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At August 1, 2008 and January 31, 2009, there were no valuation inputs classified as level 3.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2009:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$—
Level 2—Other Significant Observable Inputs	15,343,720
Level 3—Significant Unobservable Inputs	—

Total	$15,343,720

5.	Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments. Custodian fees have been adjusted to reflect amounts that would have been paid without this agreement. A corresponding adjustment was made to fees paid indirectly in the statement of operations.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Capital Share Transactions

Transactions in Capital stock were as follows:

	Six Months Ended January 31, 2009		Year Ended July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	47,712,139	$47,712,139	85,995,044	$85,995,044
Shares issued in reinvestment of dividends and distributions	46,724	46,724	431,052	431,052
Shares redeemed	(49,051,401)	(49,051,401)	(86,980,929)	(86,980,929)

Net Decrease	(1,292,538)	$(1,292,538)	(554,833)	$(554,833)

7.	Dividends to Shareholders

Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the six months ended January 31, 2009 were paid as follows:

Payable Date
August 29, 2008	$0.0007
September 30, 2008	0.0009
October 31, 2008	0.0006
November 26, 2008	0.0002
December 31, 2008	0.0001
January 30, 2009	0.0001

Total Dividends Per Share	$0.0026

The tax character of dividends to shareholders during the six months ended January 31, 2009 and the year ended July 31, 2008, were the same for financial reporting purposes.

EQUITRUST MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2009 (Unaudited)		Year Ended July 31,
			2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations:
Net investment income	0.003		0.022	0.038	0.027	0.009	0.003

Total from investment operations	0.003		0.022	0.038	0.027	0.009	0.003

Less Distributions:
Dividends (from net investment income)	(0.003)		(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Total distributions	(0.003)		(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:
Total investment return based on net asset value (1)	0.25%		2.24%	3.86%	2.78%	0.93%	0.25%
Ratios/Supplemental Data:
Net assets, end of period ($000’s omitted)	$15,690		$16,982	$17,537	$17,471	$15,909	$17,094
Ratio of total expenses to average net assets	1.44	%(2)	1.36%	1.43%	1.54%	1.50%	1.42%
Ratio of net expenses to average net assets	1.13	%(2)	1.35%	1.41%	1.50%	1.32%	0.77%
Ratio of net investment income to average net assets	0.52	%(2)	2.23%	3.79%	2.75%	0.91%	0.25%
Information assuming no voluntary waiver/reimbursement of expenses by EquiTrust Investment (3):
Per share net investment income	$0.001		$0.022	$0.038	$0.027	$0.007	$(0.004)
Amount reimbursed	$28,015		$—	$—	$6,792	$30,152	$114,385

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Returns are not annualized for periods less than one year.

(2) Computed on an annualized basis.

(3) For years ended July 31, 2004, 2005 and 2006, EquiTrust Investment reimbursed the Fund for its total annual expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of the Fund’s average daily net assets. For the six months ended January 31, 2009, a portion of the Fund’s expenses were voluntarily waived (See note 3 to the financial statements.)

See accompanying notes.

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT:

On November 24, 2008 the Board of Directors, including a majority of the directors who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent directors”), approved for continuance the Investment Advisory and Management Services Agreement dated February 23, 1980, as amended and restated May 21, 2003 (the “Agreement”) between EquiTrust Money Market Fund, Inc. (the “Fund”) and EquiTrust Investment Management Services, Inc. (the “Adviser”).

The Board of Directors, including a majority of the independent directors, determined that approval of the Agreement was in the best interests of the Fund. The independent directors were assisted by independent legal counsel in making their determination.

The Board noted that the Adviser has managed the Fund since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders invested in the Fund are aware of the Adviser’s history as manager of the Fund and the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Fund, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.

The Board also reviewed and discussed reports prepared by the Adviser containing information on the Fund’s total returns and average annual total returns over various periods of time as compared to a relevant market index and a peer group of funds pursuing a similar strategy. The Board concluded that the Fund’s investment performance was satisfactory. Based on the information provided, the Board concluded that the nature and extent of services provided to the Fund were appropriate and that the quality was good.

Fees and Expenses. In considering fees and expenses, the Board reviewed the amounts paid to the Adviser for advisory services. The Board compared the Fund’s management fee expense ratio with other registered funds pursuing a similar strategy as included in reports prepared by the Adviser. The Board also reviewed the “Expense Deviation from Average” report that the Adviser uses to review and evaluate expenses. This information showed that the advisory fee of the Fund was slightly below average compared to other mutual funds pursuing a similar strategy and that the expense ratio of the Fund was higher than average. The Board considered that the higher expenses may be due to the draft writing privileges offered by the Fund, low average shareholder account size and the number of shareholder accounts. In addition, the Board considered amounts paid to the Adviser by the other EquiTrust money market portfolios. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients, including the money market portfolios of EquiTrust Series Fund and EquiTrust Variable Insurance Series Fund. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different from the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds.

The Board also considered that the Adviser has voluntarily reimbursed certain expenses for the Fund over various periods of time. Based on the information considered, the Board concluded that the Fund’s advisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from the Fund. The Board also considered the fact that the Adviser voluntarily reimburses expenses and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded that the Adviser’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board also considered that the current size of the Fund does not lend itself to economies of scale. The Board concluded that the total expense ratio was reasonable.

Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services. The Board concluded that, taking into account these benefits, the Fund’s advisory fee was reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Directors, including the independent directors, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

INFORMATION ON PROXY VOTING:

The Fund invests exclusively in non-voting securities. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2008 is available, without charge, by calling 1-877-860-2904 or by accessing the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE:

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item 2.	Code of Ethics.

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedules of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EquiTrust Money Market Fund, Inc.

By:	/s/ Kristi Rojohn
Name: Kristi Rojohn
Title: Chief Executive Officer
Date: 4/2/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Rojohn
Name: Kristi Rojohn
Title: Chief Executive Officer Date: 4/2/09

By:	/s/ James P. Brannen
Name: James P. Brannen
Title: Chief Financial Officer
Date: 4/2/09